BUSINESS FIRST BANCSHARES

Q1 2021 Results


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

Table of Contents

Legal Disclosures

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 5, 2021 (in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.


Thoughtful, Disciplined Decision-Making
Relationship Driven Team
b1
Meaningful Communication
Striving To Be The Best Through Continual Improvement
Doing the Right Thing The Right Way

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions, they are the core of our culture, driving our day-to-day interactions between employees, and with our clients to make a positive impact on the communities we serve.

Forbes 2020
BEST-IN-STATE BANKS
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LOUISIANA

Business Report's 2020
BEST PLACES to WORK
IN BATON ROUGE

Business First Bancshares, Inc. Overview

Company Overview

Ticker: BFST (NASDAQ)

Market Capitalization: $498 million

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- #1 deposit market share in Louisiana for Louisiana-headquartered community banks
- Opened Frisco location (third in DFW metroplex)
- 3 DFW locations totaling $463.2 million in assets
- Continued Financial Institutions Group (FIG) expansion with quarter ending deposits of $189.1 million
- $52.5 million subordinated debt raise demonstrated value add capabilities of FIG group

Financial Highlights of 1Q21 ($ millions)	
Assets	$4,444
Gross Loans Held for Investments	$3,042
Deposits	$3,859
Loan-to-Deposit Ratio	78.8%
Core ROAA[1]	1.18%
Core ROAE[1]	12.14%
Core Efficiency Ratio[1]	58.61%
NPLs/Total Loans(HFI)[2]	0.44%
Tier 1 Leverage Ratio[3]	9.79%
Total Capital Ratio[3]	13.40%
TCE/TA[1]	8.07%



BFST Footprint
Dallas
Shreveport
Monroe
Lafayette
Baton Rouge
Lake Charles
New Orleans
BANKING CENTER
SSW INVESTMENTS

BFST operates 43 banking centers across Louisiana and Texas

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(3) Ratios at March 31, 2021 are bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in May 2021.

SMITH SHELLNUT WILSON, LLC (SSW) ACQUISITION

On March 22, 2021, Business First, through b1BANK, entered into a definitive agreement to acquire SSW, a registered investment advisor with approximately $3.5 billion in assets under management, specializing in managing investment portfolios for corporations, foundations and individuals. The acquisition of SSW was subsequently completed on April 1, 2021.

PARTICIPATION IN PAYCHECK PROTECTION PROGRAM (PPP), ROUND 2

Business First has funded approximately 1,500 loans with an aggregate outstanding principal balance of $188.5 million under Round 2 of the SBA PPP. Additionally, Business First will recognize approximately $8.6 million in fees associated with origination of these loans over their lives.

SUBORDINATED DEBT ISSUANCE

On March 26, 2021, Business First issued $52.5 million in aggregate principal amount of its 4.250% fixed-to-floating subordinated notes due 2031. The subordinated notes were issued to certain qualified institutional buyers and institutional accredited investors in a private placement transaction that was exempt from registration under the Securities Act of 1933, as amended.

CORPORATE ACTIONS

Business First appointed John Ducrest, former Commissioner of the Louisiana Office of Financial Institutions (OFI) and immediate former Commissioner of Securities for the state of Louisiana, and Drew Brees, former quarterback of the New Orleans Saints, to the board of directors during the quarter ended March 31, 2021.

Corporate History – Strategic Context



Start-Up
Priority: Growth
Chartered in Baton Rouge, La. Quickly expanded post-Katrina into Shreveport, Northshore, Lafayette, Lake Charles & Houma
Foundation Building
Priority: Health
Strengthening of balance sheet, development of processes/procedures, prioritization of regulatory relationship
Acquisitions and Organic Growth
Priority: Healthy Growth
Expanded into New Orleans and DFW, listed on NASDAQ: BFST, completed institutional investor-led equity and debt raises, completed four mergers, completed independently-led sub debt raise, completed SSW non-bank acquisition
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Total Assets ($Millions):

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
$110	$392	$546	$667	$657	$652	$681	$684	$685	$1,076	$1,106	$1,321	$2,095	$2,274	$4,160	$4,444 (1)

(1) As of March 31, 2021. All other periods as of December 31.

Balanced Footprint

Dallas Fort Worth Region

# of Banking Centers:	3
Total Loans:	$463.2
Total Deposits:	$170.1

North Louisiana Region

# of Banking Centers:	10
Total Loans:	$634.2
Total Deposits:	$788.8


DALLAS / FORT WORTH REGION
NORTH LOUISIANA REGION
SOUTHWEST LOUISIANA REGION
CAPITAL REGION
SOUTHEAST LOUISIANA

Capital Region

# of Banking Centers:	9
Total Loans:	$508.6
Total Deposits:	$766.9

Southwest Louisiana Region

# of Banking Centers:	13
Total Loans:	$651.5
Total Deposits:	$1,110.9

Southeast Louisiana Region

# of Banking Centers:	8
Total Loans:	$818.0
Total Deposits:	$760.9

Note: Data as of March 31, 2021. Dollars in millions. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

Balance Sheet

For the quarter ended, $ millions	3/31/2021	Change vs. 12/31/2020	Change vs. 3/31/2020	Highlights
Gross Loans (Excl. HFS)	$3,042.0	2%	72%	- Increase in gross loans largely attributable to net increase in PPP loans (Round 2) of $71.9 million - PPP balances totalling approximately $385.9 million at period end
ALLL + Fair Value Discount on Acquired Loans	$57.8	0%	269%	- ALLL increased by $3.22 million, 14.6%, from 0.74% to 0.83% of loans. Discount of $32.5 million; 94% attributed to Pedestal acquisition. ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans excluding SBA PPP of 2.14%
Investment Securities	$721.2	13%	162%	- Increase in securities portfolio of $80.6 million. Continued focus on growing securities portoflio with placement of earning assets while sticking to overall invesment strategy
Deposits	$3,858.7	7%	114%	- $242 million in deposit growth largely attributable to PPP loan forgiveness ($118.1 million), increased municipal deposits ($85.4 million), and other deposit growth
FHLB Borrowings	$33.1	-23%	-76%	- Paid off $10.1 million during 1Q21
Total Equity	$416.7	2%	48%	- Equity increased $6.7 million

Balance Sheet Ratios, $ actual	3/31/2021	Actual 12/31/2020	Actual 3/31/2020	
Tier 1 Leverage Ratio[(1)]	9.79 %	8.79 %	10.27 %	- Improvement due to subordinated debt raise and continued capital accretion through earnings
Tangible Common Equity / Tangible Assets[(2)]	8.07 %	8.45 %	10.17 %	
Tangible Book Value Per Share[(2)]	$16.99	$16.80	$17.38	
Gross Loans (Excl. HFS) / Deposits	78.83 %	82.71 %	98.26 %	

(1) Tier 1 Leverage Ratio at March 31, 2021 is bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in May 2021.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

Quarterly Financial Highlights

		For the Quarter Ended,				
		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Profitability	Diluted Earnings per Common Share	$0.59	$0.67	$0.46	$0.11	$0.34
	ROAA	1.15 %	1.37 %	0.98 %	0.23 %	0.80 %
	ROAE	11.86	13.86	9.85	2.35	6.31
	Net Interest Margin	4.23	4.26	4.06	3.89	3.93
	Efficiency Ratio	59.40	60.27	65.65	77.40	72.39
	Core Pre-Tax, Pre-Provision Income[(1)] in millions	$18,786	$19,924	$15,944	$14,691	$7,504
	Core Diluted Earnings Per Common Share[(1)]	$0.61	$0.68	$0.53	$0.41	$0.37
	Core ROAA[(1)]	1.18 %	1.40 %	1.12 %	0.84 %	0.89 %
	Core ROAE[(1)]	12.14	14.17	11.28	8.41	6.97
	Core Net Interest Margin[(1)]	3.91	3.99	3.81	3.71	3.88
	Core Efficiency Ratio[(1)]	58.61	59.30	61.75	59.10	67.18
Capital	Tier 1 Leverage Ratio[(2)]	9.79 %	8.79 %	8.74 %	9.18 %	10.27 %
	Tangible Common Equity / Tangible Assets[(1)]	8.07 %	8.45 %	8.59 %	8.27 %	10.17 %
	Tangible Book Value Per Share[(1)]	$16.99	$16.80	$16.18	$15.59	$17.38
Asset Quality	NPLs / Loans (Excl. TDRs)[(3)]	0.44 %	0.35 %	0.32 %	0.39 %	0.57 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.83	0.74	0.66	0.62	0.75
	ALLL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.88	1.90	1.88	2.07	0.93
	NCOs / Average Loans	0.00	0.01	0.03	0.00	0.01

- Core PTPP Income[(1)] continues to improve with expense management while continuing to add talent and organically grow the franchise
- 1Q21 ROAA driven by continued PPP fee acceleration and continued margin stability highlighted by consistent loan pricing on new and renewed loans
- Earnings power continues to drive meaningful quarter over quarter tangible book value improvement
- Asset Quality remains steady while building loan loss reserve

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Tier 1 Leverage Ratio at March 31, 2021 is bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in May 2021.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Yield / Rate Analysis

Loans

Core NIM remains consistent

Yield excludes SBA PPP Loans

SBA PPP Yield of 5.21% (inclusive of fees)

36.6% variable rate portfolio

- 50.4% of variable rate loans have a floor of 4% or higher

63.4% fixed rate portfolio with a weighted average life of 3.77 years

Investments

Structured as a source of liquidity

Weighted average life of 4.8 years

Weighted average yield of 1.92%

Deposits

Interest bearing deposit prices continue to decrease

Organic deposit growth provides strategic options for continued deposit repricing and continued balance sheet restructure



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.55%
5.61%
5.65%
5.59%
5.53%
3.93%
3.89%
4.06%
4.26%
4.23%
3.88%
3.71%
3.81%
3.99%
3.91%
1.40%
0.96%
0.77%
0.65%
0.50%
1.07%
0.67%
0.54%
0.45%
0.35%
0.25%
0.25%
0.25%
0.25%
0.25%
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
NIM
Core NIM (1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

Note: Data is as of March 31, 2021. Chart based on GAAP data.

(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

Loan Composition



Home Equity Loans, 2.6%
Farmland, 2.0%
Multi-Family, 2.9%
Consumer & Other, 3.4%
Commercial, 22.1%
1-4 Family, 14.8%
Construction & Land, 15.7%
NOOCRE, 18.4%
OOCRE, 18.1%

COMMERCIAL	
Outstanding:	$587 million
Unfunded:	$329 million
Average Loan:	$187 thousand
NPL %[1]:	0.73%

NOOCRE	
Outstanding:	$489 million
Unfunded:	$26 million
Average Loan:	$887 thousand
NPL %[1]:	0.13%

OOCRE	
Outstanding:	$481 million
Unfunded:	$24 million
Average Loan:	$517 thousand
NPL %[1]:	0.65%

CONSTRUCTION & LAND	
Outstanding:	$418 million
Unfunded:	$222 million
Average Loan:	$294 thousand
NPL %[1]:	0.25%

1-4 FAMILY	
Outstanding:	$394 million
Unfunded:	$11 million
Average Loan:	$119 thousand
NPL %[1]:	0.86%

- PPP loan balances total $385.9 million at quarter end
  - Round 1: Originated approximately 2,800 loans totaling $397.7 million; $197.4 million remaining and $200.3 million forgiven
  - Round 2: Originated approximately 1,500 loans totaling $188.5 million

Note: Loan composition excludes SBA PPP loans as of March 31, 2021

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Loan Composition: Commercial


Commercial Loans By Collateral
Cash/Securities, 8.1%
Agricultural, 5.5%
AR & Inventory, 33.2%
All Other, 15.2%
Titled Collateral, 16.8%
Equipment, 21.3%

Weighted average maturity of Commercial portfolio is 4.2 years

Continuous monitoring of unfunded commitments and line of credit usage


Commercial Line Utilization
Weekly Average Utilization: 38.2%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1-Jan
8-Jan
15-Jan
22-Jan
29-Jan
5-Feb
12-Feb
19-Feb
26-Feb
5-Mar
12-Mar
19-Mar
26-Mar
31-Mar

Note: Data is as of March 31, 2021. Percentages based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

Loan Composition: Commercial Real Estate

Owner – Occupied CRE makes up approximately 49.6% of total CRE lending

C&D and Total CRE concentrations of 95.7% and 225.3%, respectively[1]

C&D Composition



9.2%
16.1%
5.0%
2.9%
5.7%
10.6%
13.5%
12.0%
4.6%
20.4%

C&D Portfolio	
Raw Land	16.1%
Vacant Residential Lots	10.6%
Vacant Commercial Lots	12.0%
Land Development - Residential	20.4%
Residential Construction - OORE	4.6%
Residential Construction - Non OORE	13.5%
Commercial Construction - Retail	5.7%
Commercial Construction - Office	2.9%
Commercial Construction - Apartment/Multi-Family	5.0%
Commercial Construction - Other	9.2%
Total C&D	**100.0%**
Total C&D Portfolio	**$418,234**
Average Loan Size	**$294**

CRE Composition - Owner Occupied



2.6%
6.9%
17.5%
12.6%
13.4%
46.9%

Owner Occupied CRE Portfolio	
Hotel/Motel	2.6%
Office Building	6.9%
Office/Warehouse	12.6%
Retail	13.4%
Commercial Building	46.9%
Other	17.5%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$481,242**
Average Loan Size	**$517**

CRE Composition - Income Producing



11.5%
8.9%
14.9%
5.4%
3.6%
38.4%
6.0%
11.3%

Income Producing CRE Portfolio	
Hotel/Motel	8.9%
Office Building	14.9%
Office/Warehouse	5.4%
Warehouse	3.6%
Retail - Single Tenant	6.0%
Retail - Multi Tenant	11.3%
Commercial Building	38.4%
Other	11.5%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$488,779**
Average Loan Size	**$887**

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of March 31, 2021. Concentration ratios represent bank-level data.
(1) Expressed as a percentage of bank-level total risk-based capital.

Sectors in Focus: Industry Composition



Retail, 8.5%
Oil and Gas, 7.4%
Hotel and Motels, 3.1%
Food and Drink Services, 2.6%
Other Hospitality, 1.1%
All Others, 77.3%

Loan portfolio sectors of internal focus determined by current market conditions

- Oil & Gas volatility
- Economic uncertainty related to COVID

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Sectors in Focus	$609,826	22.7%	$528	$137	0.02%	$4,042	0.66%
All Other	$2,080,639	77.3%	$151	$7,590	0.36%	$9,393	0.36%
TOTAL	**$2,690,466**	**100.0%**	**$186**	**$7,727**	**0.29%**	**$13,435**	**0.50%**

Note: Dollars in thousands. Data is as of March 31, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Oil and Gas Lending



Oil and Gas Loans By Function
Construction, 9.1%
Repairs & Maintenance, 18.7%
Other, 10.0%
Manufacturing, 11.5%
Equipment Sales and Rental, 16.6%
Professional Services, 16.4%
Transportation, 17.8%

Continued decrease in quarter over quarter Oil & Gas portfolio exposure, approximately $8.6 million decrease during first quarter

ALLL + Fair Value Discount on Acquired Loans for Oil and Gas loans totals $15.7 million

- 8% of Oil and Gas Portfolio balances
- $13.6 million is related to Pedestal loans

No Shared National Credits in Oil & Gas portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $(1)	Past Due %	NPL $(1)	NPL%
Repairs & Maintenance	$37,028	1.4%	$507	$0	0.00%	$2,331	6.29%
Equipment Sales and Rental	$33,012	1.2%	$485	$0	0.00%	$0	0.00%
Transportation	$35,263	1.3%	$383	$0	0.00%	$0	0.00%
Professional Services	$32,599	1.2%	$447	$0	0.00%	$0	0.00%
Manufacturing	$22,768	0.8%	$422	$0	0.00%	$0	0.00%
Construction	$18,077	0.7%	$377	$36	0.20%	$0	0.00%
Other	$19,773	0.7%	$482	$101	0.51%	$0	0.00%
TOTAL	**$198,519**	**7.4%**	**$442**	**$137**	**0.07%**	**$2,331**	**1.17%**

Note: Dollars in thousands. Data is as of March 31, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Retail Lending


Retail
Retail non CRE, 7.3%
Multi-Tenant, 36.6%
Single Tenant, 56.1%

Performance continues to remain stable quarter over quarter

No significant concentrations across the portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Single Tenant	$128,547	4.8%	$538	$0	0.00%	$121	0.09%
Multi-Tenant	$83,869	3.1%	$1,471	$0	0.00%	$0	0.00%
Retail Exposure non CRE	$16,610	0.6%	$127	$0	0.00%	$640	3.85%
TOTAL	**$229,026**	**8.5%**	**$536**	**$0**	**0.00%**	**$761**	**0.33%**

Note: Dollars in thousands. Data is as of March 31, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Hospitality Lending


Hotels and Motels
NonFlagged Hotels & Motels, 9.7%
Short-Term, Stay/Bed & Breakfast, 10.8%
Flagged Hotels and Motels, 79.5%


Food and Drink Services
Bars, Taverns, Pubs, 4.2%
Caterers, 0.2%
Restaurant Suppliers, 3.5%
Full-Service Restaurants, 41.7%
Limited-Service Restaurants, 50.4%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $(1)	Past Due %	NPL $(1)	NPL%
Hotels and Motels	$83,677	3.1%	$1,859	$0	0.00%	$23	0.03%
Food and Drink Services	$69,462	2.6%	$426	$0	0.00%	$926	1.33%
Event and Banquet	$8,693	0.3%	$378	$0	0.00%	$0	0.00%
Other Hospitality	$20,450	0.8%	$2,045	$0	0.00%	$0	0.00%
TOTAL	**$182,281**	**6.8%**	**$756**	**$166**	**0.09%**	**$950**	**0.52%**

Note: Dollars in thousands. Data is as of March 31, 2021. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Stable Credit Performance

Past Due Loans[1]


0.35%
$6.2
0.29%
$8.6
0.27%
$8.5
0.44%
$13.2
0.41%
0.25%
$7.7
1Q20
2Q20
3Q20
4Q20
1Q21
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans[1]


0.84%
0.57%
$10.1
0.39%
$11.8
0.32%
$10.0
0.35%
$10.6
0.44%
$13.4
1Q20
2Q20
3Q20
4Q20
1Q21
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount[2]


0.93%
0.75%
2.07%
0.62%
1.88%
0.66%
1.90%
0.74%
1.88%
0.83%
1Q20
2Q20
3Q20
4Q20
1Q21
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs


0.07%
0.01%
0.00%
0.03%
0.01%
0.00%
1Q20
2Q20
3Q20
4Q20
1Q21
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 4Q20 of Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(2) Total Loans includes SBA PPP loan balances.

Liquidity and Deposits

- Core deposits (excl. jumbo CDs) represent 87.4% of total deposits (as of 03/31/21)
- $590.1 million, or 76.6% of total CDs, will reprice within the next 12 months(2), providing opportunity to further reduce cost of funds and improve the funding profile
- > $2 billion in liquidity available (as of 03/31/21)

Liquidity Sources (03/31/21)		
FHLB Borrowings Capacity	$	882
Unencumbered Securities	$	382
Cash Reserves	$	362
Fed Funds Lines Available	$	134
FRB Discount Window(1)	$	350
Total	**$**	**2,110**

Deposit Composition (03/31/21)



Other CDs 12.1%
Noninterest Bearing DDA 30.8%
CDs > $250K 7.8%
Savings 7.2%
$3.86B
Interest Bearing DDA
MMDA 23.0%
NOW Accounts 14.5%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition



Total Deposit CAGR: 39.7%
$933
$338
$218
$153
$224
$1,056
$354
$257
$180
$265
$1,734
$571
$429
$351
$382
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
$3,859
$770
$1,164
$738
$1,187
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
3/31/2021
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions.
(1) Estimate based on pledging capacity.
(2) CD repricing timeline as of March 31, 2021.

Securities Portfolio

- Portfolio's main purpose is to serve as a source of on balance sheet liquidity
- 100% of securities are classified as available for sale (AFS)
- $721.2 million in securities AFS, primarily concentrated in agency MBS and municipal securities
  - 1Q21 weighted average yield of 1.67%
  - Weighted average life of 4.8 years
  - Estimated effective duration of 4.4 years
  - $339 million AFS securities pledged as collateral (as of 03/31/21)

AFS Securities Portfolio (03/31/21)



U.S. Government Agencies 1.4%
Other Securities 0.2%
Corporate Securities 5.7%
Municipal Securities 43.0%
$721.2M
Mortgage-Backed Securities 49.7%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 308.0	$ 310.0	$ 2.0
Mortgage-Backed Securities	355.1	358.3	3.2
Corporate Securities	40.8	41.3	0.6
U.S. Government Agencies	9.9	9.9	(0.0)
Other Securities	1.3	1.7	0.4
Total AFS Securities	**$ 715.1**	**$ 721.2**	**$ 6.1**

Note: Dollars in millions.

Appendix

Historical Financial Summary

	For the Fiscal Year Ended December 31,					YTD
	2016	2017	2018	2019	2020	2021
Balance Sheet & Capital						
Total Assets	$1,105,841	$1,321,256	$2,094,896	$2,273,835	$4,160,360	$4,443,586
Gross Loans (Excl. HFS)	810,951	975,284	1,528,469	1,710,265	2,991,355	3,041,978
Deposits	932,795	1,055,533	1,733,934	1,782,010	3,616,679	3,858,734
Total Equity	113,559	179,935	260,068	285,097	409,963	416,701
Tangible Common Equity / Tangible Assets[(1)]	9.52 %	13.04 %	9.90 %	10.36 %	8.45 %	8.07 %
Tier 1 Leverage Ratio[(2)]	9.67	13.53	11.66	10.56	8.79	9.79
Total Capital Ratio[(2)]	11.63	15.23	13.91	13.30		13.40
Net Loans (Excl. HFS) / Assets	72.60 %	73.15 %	72.43 %	74.68 %	71.37 %	67.89 %
Gross Loans (Excl. HFS) / Deposits	86.94	92.40	88.15	95.97	82.71	78.83
NIB Deposits / Deposits	23.98	25.07	22.05	22.38	32.19	30.75
Commercial Loans / Loans (Excl. HFS)[(3)]	26.28	26.09	23.79	24.27	21.60	18.65
C&D / Total Risk-Based Capital[(4)]	80.1 %	118.8 %	94.6 %	96.0 %	106.0 %	95.7 %
CRE / Total Risk-Based Capital[(4)]	220.2	286.1	216.4	222.5	262.0	225.3
Asset Quality						
NPLs / Loans (Excl. TDRs)[(4)]	0.90 %	1.30 %	0.93 %	0.53 %	0.35 %	0.44 %
NPAs / Assets (Excl. TDRs)[(4)]	0.77	0.98	0.77	0.58	0.48	0.52
Reserves / Loans (Excl. HFS)	1.01	0.90	0.73	0.71	0.74	0.83
NCOs / Average Loans	0.04	0.41	0.00	0.10	0.06	0.01
Profitability Ratios						
Net Income	$5,111	$4,848	$14,091	$23,772	$29,994	$12,329
ROAA	0.45 %	0.40 %	0.84 %	1.11 %	0.88 %	1.15 %
ROAE	4.42	3.68	7.04	8.70	8.42	11.86
Net Interest Margin	3.64 %	4.01 %	4.02 %	4.10 %	4.06 %	4.23 %
Efficiency Ratio	82.00	73.70	71.78	64.37	67.75	59.40
Non-Interest Income / Avg. Assets	0.46	0.47	0.46	0.50	0.63	0.48
Non-Interest Expense / Avg. Assets	3.11	3.07	2.99	2.74	2.95	2.52

Note: Dollars in thousands. YTD as of 03/31/2021.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Ratios at March 31, 2021 are bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in May 2021. Total Capital Ratio not available for FY 2020.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Commercial Real Estate – Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q1'21
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 75,650
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401	334,562	342,584
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**	**403,065**	**418,234**
% of Total Loans [1]	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*	*14.8%*	*15.7%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*	*106.0%*	*95.7%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454	95,707	77,390
Commercial Rental	140,150	135,901	174,552	226,723	284,795	496,198	488,779
Other Loans for Real Estate Purposes [2]	7,333	6,541	6,869	5,731	708	736	593
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**	**$ 995,706**	**$ 984,995**
% of Total Loans [1]	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*	*36.6%*	*37.1%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*	*262.0%*	*225.3%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148	$ 1,191,282	$ 1,245,769
Credit Ratings							
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%	1.7%	2.2%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%	0.7%	0.7%
Total Watch List % [3]	9.5%	5.9%	2.3%	2.5%	1.4%	2.4%	2.9%
Past Dues [4]							
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,588
Past Due 90 days or more	-	-	-	-	-	77	73
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,661
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.2%*
Net Charge Offs YTD [5]	$ 99	$ (431)	$ 9	$ (322)	$ (2)	$ 14	$ -
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.00%*

Note: Dollars in thousands.

(1) Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.
(4) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(5) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

Oil and Gas Lending – Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q1'21
Upstream	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 2,221
Midstream	17,422	35,024	25,490	18,148	6,518	$ 1,669	$ 1,492
Downstream	14,248	11,766	10,144	8,578	4,511	$ 467	$ 422
Support / Services	79,313	73,142	70,765	86,802	77,221	$ 202,710	$ 194,384
Total Energy Exposure	**$ 124,862**	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 198,519**
% of Total Loans	*16.0%*	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*7.5%*
% of Total Bank Capital	*110.5%*	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*45.4%*
Total Committed Energy Loans	$ 160,537	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 253,895
Credit Ratings							
Pass-Watch / Special Mention %	27.1%	17.1%	17.5%	8.6%	12.1%	8.7%	7.6%
Classified %	0.8%	5.7%	3.1%	7.0%	3.6%	3.2%	4.1%
Total Watch List % (1)	27.8%	22.7%	20.6%	15.6%	15.7%	12.0%	11.7%
Past Dues (2)							
Nonaccrual Loans	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,331
Past Due 90 days or more	-	-	-	-	-	71	-
Total Past Due	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,331
Total Past Due / Total Energy Loans	*0.8%*	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.2%*
Net Charge Offs YTD	$ 612	$ 667	$ 2,889	$ -	$ 1,500	$ 251	$ 20
Net Charge Offs YTD/ Energy Loans	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*0.0%*

Note: Dollars in thousands. Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.

(1) Percentage based on Energy loans outstanding.

(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA NIM

	For the Year Ended December 31,					Fiscal Quarter				
	2016	2017	2018	2019	2020	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21
Core Net Income:										
Net Income	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 4,499	$ 2,052	$ 9,609	$ 13,834	$ 12,329
Adjustments[1]:										
Sale of Impaired Credit	$ -	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ (280)	$ 568	$ 277	$ (100)	$ -	$ 502	$ (125)	$ -
(Gain)/Loss on Sale of Securities	$ -	$ -	$ (6)	$ (84)	$ (107)	$ (20)	$ -	$ (75)	$ (12)	$ 4
(Gain)/Loss on Sale of Banking Center				$ (243)	$ -	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 277
Stock Option Exercises	$ -	$ -	$ -	$ -	$ (530)	$ (531)	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 187	$ 129	$ 2,945	$ 603	$ 7,832	$ 1,121	$ 5,298	$ 965	$ 448	$ 8
Core Net Income	$ 5,296	$ 4,830	$ 16,774	$ 24,545	$ 37,466	$ 4,969	$ 7,350	$ 11,001	$ 14,145	$ 12,618
Core Return on Average Assets:										
Net Income	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 4,499	$ 2,052	$ 9,609	$ 13,834	$ 12,329
Core Net Income	$ 5,296	$ 4,830	$ 16,774	$ 24,545	$ 37,466	$ 4,970	$ 7,350	$ 11,001	$ 14,145	$ 12,618
Average Assets	$1,127,773	$1,199,788	$1,682,177	$2,136,081	$3,426,120	$ 2,244,584	$ 3,496,074	$ 3,933,631	$ 4,029,660	$ 4,276,430
ROAA	0.45%	0.40%	0.84%	1.11%	0.88%	0.80%	0.23%	0.98%	1.37%	1.15%
Core ROAA	0.47%	0.40%	1.00%	1.15%	1.09%	0.89%	0.84%	1.12%	1.40%	1.18%
ROAE	4.42%	3.68%	7.04%	8.70%	8.42%	6.31%	2.35%	9.85%	13.86%	11.86%
Core ROAE	4.58%	3.67%	8.38%	8.98%	10.51%	6.97%	8.41%	11.28%	14.17%	12.14%
Average Diluted Shares Outstanding	n/a	8,003,822	11,545,943	13,670,777	18,243,445	13,367,276	18,121,958	20,704,444	20,726,648	20,738,013
Diluted Earnings per Common Share		$ 0.61	$ 1.22	$ 1.74	$ 1.64	$ 0.34	$ 0.11	$ 0.46	$ 0.67	$ 0.59
Core Diluted Earnings per Common Share		$ 0.60	$ 1.45	$ 1.80	$ 2.05	$ 0.37	$ 0.41	$ 0.53	$ 0.68	$ 0.61
Core Net Interest Margin:										
Net Interest Income	$ 37,592	$ 44,372	$ 62,229	$ 80,198	$ 127,646	$ 20,211	$ 30,919	$ 36,932	$ 39,584	$ 40,301
Adjustments:										
Loan purchase discount accretion	(1,363)	(4,135)	(1,278)	(2,602)	(6,592)	(290)	(1,465)	(2,270)	(2,567)	(3,063)
Core Net Interest Income	$ 36,229	$ 40,237	$ 60,951	$ 77,596	$ 121,054	$ 19,921	$ 29,454	$ 34,662	$ 37,017	$ 37,238
Average Interest-earning Assets	$1,032,618	$1,106,123	$1,547,806	$1,956,719	$3,145,743	$ 2,055,603	$ 3,176,156	$ 3,636,383	$ 3,714,828	$ 3,811,335
Net Interest Margin	3.64%	4.01%	4.02%	4.10%	4.06%	3.93%	3.89%	4.06%	4.26%	4.23%
Core Net Interest Margin	3.51%	3.64%	3.94%	3.97%	3.85%	3.88%	3.71%	3.81%	3.99%	3.91%

Note: Dollars in thousands.
(1) Adjustments are net of tax.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV	Fiscal Quarter				
	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 282,030	$ 386,336	$ 398,086	$ 409,963	$ 416,701
Adjustments:					
Goodwill	(48,495)	(53,649)	(53,627)	(53,862)	(53,753)
Core deposit and other intangibles	(6,471)	(10,389)	(10,061)	(9,734)	(9,406)
Total Tangible Common Equity	$ 227,064	$ 322,298	$ 334,398	$ 346,367	$ 353,542
Tangible Assets					
Total Assets	$2,287,662	$3,961,138	$3,954,670	$4,160,360	$4,443,586
Adjustments:					
Goodwill	(48,495)	(53,649)	(53,627)	(53,862)	(53,753)
Core deposit and other intangibles	(6,471)	(10,389)	(10,061)	(9,734)	(9,406)
Total Tangible Assets	$2,232,696	$3,897,100	$3,890,982	$4,096,764	$4,380,427
Common Equity to Total Assets	12.33%	9.75%	10.07%	9.85%	9.38%
Tangible Common Equity to Tangible Assets	10.17%	8.27%	8.59%	8.45%	8.07%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 282,030	$ 386,336	$ 398,086	$ 409,963	$ 416,701
Adjustments:					
Goodwill	(48,495)	(53,649)	(53,627)	(53,862)	(53,753)
Core deposit and other intangibles	(6,471)	(10,389)	(10,061)	(9,734)	(9,406)
Total Tangible Common Equity	$ 227,064	$ 322,298	$ 334,398	$ 346,367	$ 353,542
Common shares outstanding	13,067,987	20,667,237	20,667,237	20,621,437	20,804,753
Book Value per Common Share	$ 21.58	$ 18.69	$ 19.26	$ 19.88	$ 20.03
Tangible Book Value per Common Share	$ 17.38	$ 15.59	$ 16.18	$ 16.80	$ 16.99

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	For the Year Ended December 31, 2015	2016	2017	2018	2019	2020
Tangible Common Equity / Tangible Assets:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Tangible Assets						
Total Assets	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896	$ 2,273,835	$ 4,160,360
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Assets	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523	$ 2,218,646	$ 4,096,764
Common Equity to Total Assets	10.4%	10.3%	13.6%	12.4%	12.5%	9.9%
Tangible Common Equity to Tangible Assets	10.0%	9.5%	13.0%	9.9%	10.4%	8.5%
Tangible Book Value per Share:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Common shares outstanding	7,035,913	6,916,673	10,232,495	13,213,280	13,279,363	20,621,437
Book Value per Common Share	$ 15.98	$ 16.42	$ 17.58	$ 19.68	$ 21.47	$ 19.88
Tangible Book Value per Common Share	$ 15.14	$ 15.10	$ 16.72	$ 15.34	$ 17.31	$ 16.80

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

Core Efficiency Ratio

		Fiscal Quarter			
	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21
Core Efficiency Ratio:					
Noninterest Expense	$ 16,643	$ 27,797	$ 26,951	$ 29,602	$ 26,963
Core Adjustments	$ (1,283)	$ (6,573)	$ (1,206)	$ (568)	$ (360)
Net Interest and Noninterest Income	$ 22,990	$ 35,915	$ 41,054	$ 49,116	$ 45,389
Core Adjustments	$ (126)	$ -	$ 635	$ (158)	$ -
Efficiency Ratio	72.39%	77.40%	65.65%	60.27%	59.40%
Core Efficiency Ratio	67.18%	59.10%	61.75%	59.30%	58.61%

Note: Dollars in thousands.

Reconciliation of Non-GAAP Financial Measures

Core Pre-tax, Pre-provision Earnings					
	Fiscal Quarter				
	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 6,372	$ 8,118	$ 14,198	$ 19,529	$ 18,421
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ (126)	$ -	$ 635	$ (158)	$ -
(Gain)/Loss on Sale of Securities	$ (25)	$ -	$ (95)	$ (15)	$ 5
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ -	$ -
Occupancy and bank premises- hurricane repair	$ -	$ -	$ -	$ -	$ 350
Acquisition-related expenses	$ 1,212	$ 6,573	$ 1,206	$ 568	$ 10
Stock Option Exercises	$ 71	$ -	$ -	$ -	$ -
Core pre-tax, pre-provision earnings	$ 7,504	$ 14,691	$ 15,944	$ 19,924	$ 18,786

Note: Dollars in thousands.